Significant Accounting Policies	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Significant Accounting Policies
3. Significant Accounting Policies
The Company is not aware of, nor does it anticipate, any newly issued, but not yet effective, accounting standards, amendments, or interpretations that would have a significant impact on the consolidated financial statements or notes presented herein. However, any newly issued, but not yet effective, accounting standards, amendments, or interpretations may influence the accounting for future transactions or arrangements, as well as the future presentation of the Company’s Consolidated Financial Statements. The Company will implement such new accounting standards, amendments, or interpretations, if any, as they become effective.
Accounting policies that are significant to the Company’s results and financial position, in terms of materiality of the items to which the policy is applied, are discussed below.
Accounting judgments, based on the use of estimates and assumptions
The application of certain accounting standards requires considerable judgment based upon estimates and assumptions that may involve high levels of uncertainty at the time the estimates are made. Judgments and estimates are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. Actual outcomes may deviate from estimates.
Changes in assumptions and deviations between estimates and final outcomes may have a material influence on the financial statements in the periods when assumptions are changed or when uncertainty is resolved. The following represent the notable accounting items requiring management’s judgement, based on the use of estimates and assumptions.
Goodwill
The carrying value of goodwill is recorded initially as the fair value of the consideration paid for the assets acquired, less the capitalized value of the identifiable assets and initial impairment charges, if any. As goodwill represents the future economic value of assets acquired in a business combination above the separately recorded values of those assets, subsequent impairment testing involves quantitatively comparing these separately recorded values to the value of the business unit to which the goodwill is assigned. As of December 31, 2021, such comparison indicated the carried value of goodwill was appropriate, and no impairment was recorded.
Intangible assets
IDEX’s patents and other intellectual property rights created by the Company are capitalized and recorded in the Consolidated Statements of Financial Position only when they satisfy the criteria for capitalization. No development costs have been capitalized in 2021, 2020, or 2019.
Acquired intangible assets are capitalized initially at fair value, normally the purchase price. Intangible assets are amortized over their useful economic lives. An assessment of impairment losses on non-current
assets is made when there is an indication of a decrease in value. If an intangible asset’s carrying amount is higher than the asset’s recoverable amount, an impairment loss will be recognized in the consolidated statements of profit and loss. The recoverable amount is the higher of the fair value (less costs to sell to an independent third party) or the calculated value based on the discounted cash flow from continued use. A recoverable amount is determined separately for each asset. Impairment losses recognized in the consolidated statements of profit and loss for previous periods are reversed when such reversal is supported by specific circumstances. Reversal is limited to the lower of the updated recoverable amount and the carrying amount that would have been recognized had no impairment losses been recognized for the asset in prior years. Impairment charges on goodwill are not subject to reversal.
IFRS requires that certain intangible assets be tested for impairment annually or when circumstances indicate such assets may be impaired. The carrying value of other (i.e., tangible) assets is tested only when circumstances indicate such assets may be impaired. As of December 31, 2021, the Company determined that there were no indicators of impairment, and no impairment was recorded.
Inventory
Inventories consist of raw materials, work in process, and finished goods. Materials and components consumed in research and development activities are expensed at the time of purchase and excluded from inventory. Inventory is recorded at the lower of cost and net realizable value, less impairment, if any. Impairment is assessed quarterly, based on management’s estimates of future consumption of inventories by category. The determination of net realizable value is subject to considerable judgment, as reselling components or other commodity raw materials at any value may not be easily achieved, and elements of work in progress and finished goods, if impaired (i.e., considered excess or obsolete inventory), generally have no resale value and are held for disposal.
Share-based compensation
IDEX estimates the fair value of incentive subscription rights (“SRs”) at the grant date by using the Black-Scholes option pricing model. The valuation is based on share price and exercise price, share price volatility, interest rates, and the estimated term of the SRs, based on historical assessments of exercise patterns, forfeiture, and staff attrition. Share-based compensation is expensed, as earned, over the vesting period of the underlying SRs. The accrued cost of the Company’s employment taxes associated with the earned value of the SRs is calculated and recorded concurrently with the related share-based payment expense.
IDEX estimates the fair value of the Employee Share Purchas Plan (“ESPP”) at the grant date, i.e. the first date of the contribution period, by using the Black-Scholes option pricing model. The valuation is based on share price and exercise price, share price volatility, interest rates, and the term of the contribution period. The share-based compensation is expensed across the contribution period. Employment taxes, if any, are expensed when incurred.
Leasing agreements
Pursuant to IFRS 16
Leases
(effective January 2019), if the Company is the lessee, management is required to make judgments about whether an arrangement contains a lease, as defined in IFRS 16, the term of the lease, and the appropriate discount rate to calculate the present value of lease payments. If the rate implicit in the lease cannot be readily determined, management uses the incremental borrowing rate, which represents the rate that the Company would have to pay to borrow the funds necessary to obtain an asset of similar value to the right-of-use
asset in a similar economic environment, with similar terms, security interests, and conditions. The values of the lease liability and the associated right-of-use
asset are capitalized on the Consolidated Statements of Financial Position.
Lease extension options (or occupancy periods after termination options) are only included in the lease term if it is reasonably certain the lease will be extended (or not terminated, as the case may be) and, as such, included within lease liabilities. The lease term is reassessed in the event such an option is exercised (or not exercised, as the case may be) or the Company becomes obliged to exercise (or not exercise) such an option. The assessment of reasonable certainty is only revised if a significant event or a significant change in circumstances occurs, which affects this assessment and is within the lessee’s control (e.g., when significant investment in the facility is made which has a useful life beyond the current lease term).
In the Consolidated Statements of Profit and Loss, period lease payments are recorded as a periodic depreciation expense and a periodic interest expense. The initial values of the lease liability and the associated right-of-use
asset are amortized over the term of the lease liability. Given the inclusion of an interest charge on the liability balance in such amortization, the Company records higher expenses early in the term of a lease and lower expenses late in the term of a lease, in contrast to the amount of the actual lease payments, which generally are fixed for the term of a lease.
In the Consolidated Statements of Cash Flows, the interest portion of the Company’s payments under its lease liabilities is classified as a financing cost within cash flows from operating activities. The remaining portion of such payments is classified as a reduction of lease liabilities within cash flows from financing activities.
Climate Change
As of December 31, 2021, the possible future financial impact to the Company resulting from climate change is uncertain. Given the nature of the Company’s operations and products, any such impact is currently believed to not be material. The Company is monitoring current and expected climate change effects, as well as measures considered or implemented by government and industry, in order to minimize any negative impact and to take advantage of any favorable opportunities that may arise.
COVID-19
The
COVID-19
pandemic, including the global emergence of new variants, continues to cause business and economic uncertainties. The full impact of
COVID-19
on the Company’s business, results of operations, and financial condition may depend on numerous evolving factors that are highly uncertain and cannot be accurately predicted. The Company will continue to monitor the evolving situation and will assess modifying its response to the pandemic, as well as any relevant implications for its operations or financial reporting.
In the first quarter of 2020, the World Health Organization declared
COVID-19
a global pandemic. The Company quickly adopted the guidelines, outlined by the relevant governments where the Company operates, to ensure the health of staff members and their families. The Company established an internal virus response team, and, effective March 16, 2020, all travel and face-to-face
meetings were stopped, and most staff members were directed to work from home. Staff members with specific roles required to be on-site
at one of our facilities are being supported in line with local government guidelines. As certain countries relaxed restrictions, many staff members have returned to working on-site
and have resumed travel. The Company’s management and Board continue to monitor the situation closely and will take further action as appropriate.
The Company has not experienced significant delays in its development projects, and it has not incurred additional costs as a result of its response to the pandemic. Disruption of supply chains, particularly the semiconductor supply chain, has been attributed to the pandemic. While the Company did not experience supply chain disruptions that were material to its operations or financial results during 2021, operational planning and management of inventory levels were challenging, given uncertainties associated with vendor capacity availability and allocations to the Company of such capacity. Because management expects such uncertainties will continue through 2023, the Company may place orders for, and hold balances of, inventory at higher levels than would be expected if such uncertainties did not exist.
Management believes the pandemic has had an adverse influence on the timing of activities of smart card manufacturers and issuers, including delaying product development and the initiation of trials and pilots involving smart cards incorporating our fingerprint authentication solutions.
The Company considered the impact of
COVID-19
on its judgements, estimates, and assumptions, and, as of the date of issuance of these financial statements, it is not aware of any specific event or circumstance that would require the Company to update its judgements, estimates, and assumptions or revise the carrying value of its assets or liabilities. The full impact of
COVID-19
on the Company’s business, results of operations, and financial condition may depend on numerous evolving factors that are highly uncertain and cannot be accurately predicted. As additional information is obtained, the Company may be required to update its judgements, estimates, and assumptions. Actual results could differ from prior judgements, estimates, and assumptions, and any such differences may be material to the Company’s financial statements. The Company will continue to monitor evolving circumstances and will identify and assess any relevant implications for its financial statements.
Financial risks
IDEX emphasizes capital preservation and liquidity in managing its cash, which is held in bank accounts, which are denominated in USD, NOK, GBP, and CNY.

Short-term capital requirements include funding operating losses and supporting net working capital requirements. Reflecting the Company’s operating model, investments in property, plant, and equipment are modest, and have been funded with proceeds from issuance of the Company’s Ordinary Shares. IDEX has been funded through the issuance of Ordinary Shares since it was established in 1996.
Interest Rate Risk
As of December 31, 2021, IDEX had cash of $33.8 million. The Company’s exposure to interest rate sensitivity is influenced primarily by changes in the underlying bank interest rates in the various currencies. IDEX’s cash is held in bank accounts, all of which are considered highly liquid. Accordingly, an immediate one percentage point change in interest rates would not have a material effect on the fair market value the Company’s cash accounts. As the Company has no debt to financial lenders, it is not exposed interest rate risks associated with variable rate debt. In calculating the recorded and carrying values of leases, interest rates are a variable in the calculations of these values, but do not represent a meaningful level of risk of material changes in these values.
Currency Risk
The Company’s transactions are commonly denominated in USD. However, the Company incurs a portion of its expenses in other currencies, primarily NOK, British Pounds (“GBP”), and Chinese Yuan (“CNY”), and is exposed to changes in the rates of exchange between the USD and these currencies. While the Company seeks to minimize this exposure by maintaining currency cash balances at targeted levels appropriate to meet foreseeable short to mid-term expenses in these other currencies, it does not use forward exchange contracts or other hedging strategies to manage exchange rate exposure.
Credit and Liquidity Risk
IDEX extends customary credit terms to customers, reflecting its assessment of their individual creditworthiness. The Company does not believe it was exposed to significant credit risk associated with its Accounts receivable, trade, balance as of December 31, 2021. (See Note 11 – Accounts receivable.) If revenue continues to increase, such balances from a broadening customer base will expand, potentially increasing the Company’s exposure to credit risk.
The Company believes it faces minimal liquidity risk, as IDEX’s cash is on deposit with reputable, well-capitalized
financial institutions. The Company has no debt to financial institutions and maintains adequate bank balances to meet anticipated liabilities as they become due for at least twelve months from the date of these Consolidated Financial Statements.
Other accounting policies
Consolidation
The Company’s Consolidated Financial Statements are comprised of the financial statements of IDEX Biometrics ASA and its wholly-owned subsidiaries, with all intercompany transactions, balances, revenue, expenses, and unrealized internal profit or losses eliminated upon consolidation.
Revenue recognition
Revenue is recognized when control of the promised goods or services is transferred to a customer, in an amount reflecting the consideration the Company expects to be entitled to in exchange for those goods or services. Sales, value add, and other taxes incurred concurrent with revenue producing activities are excluded from revenue. Shipping and handling charges to customers are included in revenue, and costs incurred associated with outbound freight after control over a product has transferred to a customer are accounted for as revenue reductions.

The Company’s primary source of revenue comes from the sale of its products, which principally are biometric fingerprint modules, consisting of a sensor and an ASIC in a single package. Each module also contains embedded software. The hardware and the embedded software are interdependent, in that each needs the other to provide the intended fingerprint authentication function to the customer. The primary customers for the Company’s products are smart card manufacturers and similar solution integrators. The Company currently does not utilize distributors for the resale of its products.
The Company, from time to time, licenses its intellectual property under right to use licenses, in which royalties due to the Company are based upon a percentage of the licensee’s sales and/or unit volumes. For the years ended December 31, 2021, 2020, and 2019, the Company recognized no revenue from licensing its intellectual property.
Certain contracts with customers contain multiple performance obligations, which typically may include a combination of non-recurring engineering
(“NRE”) services, prototype units, and production units. For these contracts, if the individual performance obligations are distinct, they are accounted for separately. Generally, the Company has determined the NRE services and prototype units represent one distinct performance obligation, and the production units represent a separate distinct performance obligation. For such arrangements, revenue is allocated to each performance obligation based on its relative standalone selling price, based on prices charged to other customers or based on expected cost plus a customary profit margin. The Company generally recognizes revenue for NRE services and prototype units at the point in time when a defined milestone under the arrangement is completed and control is transferred to the customer, which is generally the shipment or delivery of the prototype units. Revenue for production units is recognized upon shipment or delivery, consistent with product revenue recognition summarized above.
The Company also recognizes revenue from contracts with customers associated with the delivery of certain services, ranging from standalone NRE to advisory services. Generally, these contracts include a single performance obligation (i.e., service element), and revenue is recognized upon the completion of the defined service element and final acceptance by the customer of the project deliverable, if any. However, revenue from services may be recognized over time, if recognition of multiple service elements is based on completion of substantive and results-based contractual milestones, and acknowledgement by the customer of such completion.
The Company does not have material obligations or reserves for warranties, returns, or customer refunds.
Cost of materials, net of inventory change
Cost of materials, net of inventory change, primarily consists of the costs of raw materials, contract manufacturing, and transportation associated with production and storage
of products
,
net of inventory
change
.
Foreign currencies
The Company’s
Consolidated Financial Statements
are presented in USD. The functional currency of the parent company is USD, while the functional currency for each
foreign
subsidiary
is
its
local currency. Transactions involving the translation to
the respective functional currencies
of values denominated in foreign currencies are classified as monetary or non-monetary, thereby defining the measurement and recognition of foreign currency translation gains and losses applicable to a transaction.
Monetary assets and liabilities generally have values fixed by explicit or implicit contract. Examples include bank deposits, debt,
accounts receivable
,
and accounts payable. Monetary assets and liabilities
subject to foreign currency adjustments
are measured on the initial transaction date using the exchange rates in effect at that date. At each subsequent reporting date and through the date of settlement (i.e., payment) or derecognition, such
monetary assets and liabilities are remeasured using the then-current exchange rate, and any foreign currency translation gains or losses are recorded by the entity
within Financial income or Financial cost.

Non-monetary
assets and liabilities generally are those assets and liabilities for which the recorded values are not subject to contractual or other formal definitions (i.e., those assets and liabilities that are not classified as monetary assets or liabilities).
Non-monetary
assets and liabilities are not subject to foreign currency adjustments at entity level.
Assets and liabilities in entities with another functional currency than the USD, including goodwill and fair value adjustments, if any, are translated into USD using the exchange rates in effect at the reporting date of the Consolidated Statements of Financial Position. Amounts reported on the Consolidated Statements of Profit and Loss are translated to USD using the average exchange rates in effect for the reporting period. Significant, large transactions may be translated using the rate at the transaction date.
Foreign exchange differences arising on translation from functional currency to presentation currency are reported in Other comprehensive income (“OCI”). Translation gains or losses previously recognized in OCI are reversed and recognized in the Consolidated Statements of Profit and Loss, if and when the entity is disposed.
Research and development expenses
Expenses in this category consist primarily of the costs of services and materials used in engineering activities and certain outsourced development activities. In accord with IFRS standards, payroll costs related to research and development employees are classified as Compensation and benefit expenses, not as research and development expenses, on the Consolidated Statement of Profit and Loss. However, the compensation paid to individual contractors serving in engineering roles is included in Research and development expenses. As of December 31, 2021, 2020, and 2019, the number of individual contractors in engineering roles was nine, six, and six, respectively.
Research costs are expensed as incurred. Development expenses that do not meet the criteria of capitalization are expensed as incurred. Development expenses are capitalized when (i) the technical feasibility of completing development has been demonstrated, (ii) the costs of development can be measured reliably, (iii) it is probable IDEX will realize future economic benefits from the asset, and (iv) IDEX has committed to complete the development. Once the development is complete and the resulting asset is available for use, the capitalized development cost (i.e., the asset value) is amortized over its expected useful life.
The Company applies for and has received government grants associated with certain research and development projects. The earned (i.e., recognized) value, if any, of government grants applicable to research and development activities are credited against costs. Generally, the applications or claims for such grants are submitted after completion of the qualifying activities. When it is realistic that the application or claim will be successful and the amount can be determined reliably, we credit the value of the grant against research and development expenses for that reporting period. Due to the timing difference between the completion of the qualifying activities, the approval of our grant application or claim, and the receipt of the funds associated with the grant, we may record, pending receipt of funds, the value of the grant as an Account receivable, other.
Finance income and finance cost
Finance income and finance cost consists of interest income, interest expense, and net foreign exchange losses (gains) arising from settlement of obligations denominated in foreign currencies during the period and foreign currency translation adjustments recognized at period-end.
Segment reporting
IDEX manages its operations as a single segment for the purposes of assessing performance and making operating decisions. IDEX operates as one operating segment, fingerprint imaging and authentication technology. IDEX has determined that its chief operating decision maker is its Chief Executive Officer. The Company’s chief operating decision maker reviews the Company’s financial information on an aggregated basis for the purposes of allocating resources and assessing financial performance.

IDEX categorizes customers by geographic region utilizing the addresses to which we invoice
our products or services. The Company’s product and service revenue by geographic region is as follows:

	Year Ended December 31,
($000s)	2021	2020	2019
Product Revenue:
Europe, Middle East, and Africa	$2,807	$952	$47
Americas	—	5	5
Asia-Pacific	30	56	107

Total product revenue	2,837	1,013	159

Service Revenue:
Europe, Middle East, and Africa	3	2	—
Americas	—	77	265
Asia-Pacific	—	3	—

Total service revenue	3	82	265

Total Revenue	$2,840	$1,095	$424

The Company’s revenue has historically come from a limited number of customers. During 2021, the top two customers accounted for approximately 85% and 9% of the Company’s revenue, respectively, and in 2020, the top two customers accounted for 81% and 4% of revenue, respectively. In 2019, the top two customers accounted for 69%, and 10% of revenue, respectively.